Exhibit 10.1

BPC Energy Systems

50A8 Zemlianoy Val building 2 office 1703

109028 Moscow, Russia

PURCHASE ORDER

		Date: 27/12/2007	Order no. BPC-001-08

	To:	Capstone Turbine Corp.
21211 Nordhoff Street
Chatsworth, CA 91311

	Attn:	Yvonne Stainthorpe Fax: (818) 734-1085 Phone: (818) 407-3778

Item		Description / Catalog Number	Options	Qty	Unit Price Note 1	Total Note 1

1		200R-FD4-BU00 C200,LPNG,DM,INDPKG,UL		[***]	[***]	[***]
2		523758-100 C200 SS HRM Assy w/Duct		[***]	[***]	[***]
3		509949-201 MultiPac Cable &Terminator Kit -50 Feet		[***]	[***]	[***]
4		APS-130-000X APS-130,No Remote Monitoring		[***]	[***]	[***]
		Total Hardware				[***]
		Discount [***] (except p-4)				[***]

Shipping:
35		Shipping – EXW Chatsworth
36		Fuel Surcharge
37		Security Surcharge
38		Inland Transportation
39		Truck Load
40		Cartage
41		B/L fee
		Total Shipping				$0.00
42		Insurance
		GRAND TOTAL*				$3,968,362.50

Note 1: Unit and Total price are in $USD

*                 Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act.

Payment Terms:	Payment received before delivery for Capstone, paid by wire according to instructions below:
Bank: Mellon Bank
ABA #: [***]
Account Name: Merrill, Lynch, Piece, Fenner & Smith
Account #: [***]
For further credit to:
Account Name: Capstone Turbine Corporation
Account #: [***]
Swift Code: [***]
Distributor will notify Capstone when wire transfer is made via e-mail to:
rdeyo@capstoneturbine.com and hgners@capstoneturbine.com and by fax; the actual bank wire receipt to Robin Deyo at +1-818-734-5380

Delivery:	FOB Capstone Factory, Chatsworth, CA
Shipment Dates:	As soon as production of the equipment completed.
Payment to be made prior to shipment.

Other:	Refer to Business Partner Agreement between Capstone Turbine Corporation and Banking Production Center (BPC)

Ship to:
[***]

Invoice must be for the owner of the goods, not delivery address

Invoice must contain the following statement:
“TRANSIT GOODS TO RUSSIA, 109028, Moscow, Bid. 2. 50A/8, Zemlyanoy Val St. Banking Production Center LTD”

It should be clearly stated that the shipment is not for use in EU

Any questions, please contact:	Alexander Skorokhodov, Executive director, BPC Banking Production Center (BPC)
50/2 Zemlianoy Val St, Office 1310
109028 Moscow, Russia
Direct: +7 495 787 91 99 ext. [***]
Fax: +7 495 780 31 67
[***]
[***]

BPC Customer:	[***]

Skorokhodov Alexander	27/12/2007
Submitted by	Date

Executive director	BPC Energy Systems
Title	Company

*                 Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act.